Exhibit 99 Financials

Table of Contents                                                        Page

Financial Statements October 31, 2003 and 2002 ............................  1

Pro Forma Combined Condensed Statements of Income (Loss) For The Years
    Ended October 31, 2003 and December 31, 2003 (Unaudited) .............. 13

Unaudited Financial Statements January 31, 2004 ........................... 17

                              UNITECH ENERGY CORP.
                          Index to Financial Statements
                           October 31, 2003 and 2002

--------------------------------------------------------------------------------

Report of Independent Certified Public Accountants ....................... F-2

Balance Sheets -
     October 31, 2003 and 2002 ............................................F-3

Statements of Income (Loss):
     For the years ended October 31, 2003 and 2002 ....................... F-4

Statements of Stockholders' Equity:
     For the years ended October 31, 2003 and 2002 ....................... F-5

Statements of Cash Flows:
     For the years ended October 31, 2003 and 2002 ....................... F-6

Notes to Financial Statements:
     October 31, 2003 and 2002 ..........................................  F-7

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To The Board of Directors and Stockholders
Of Unitech Energy Corp.

We have audited the accompanying balance sheets of Unitech Energy Corp. (an Alberta, Canada corporation) as of October 31, 2003 and 2002, and the related statements of income (loss), stockholders; equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Unitech Energy Corp. as of October 31, 2003 and 2002, and the results of its operations and its cash flows for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             /s/ BATEMAN & CO., INC., P.C.
                                            -----------------------------------
                                                 BATEMAN & CO., INC., P.C.

Houston, Texas
March 31, 2003

                                                            UNITECH ENERGY CORP.
                                                                  Balance Sheets
                                                       October 31, 2003 and 2002
--------------------------------------------------------------------------------

                                                   (Stated in U.S. Dollars)
                                                  October 31,    October 31,
                                                     2003               2002
                                             ---------------    ---------------

ASSETS
  Current assets:
    Cash and equivalents                            $ 91,352              $ 572
    Accounts receivable, trade                             -              1,275
    Corporate income tax refundable                    4,664              3,918
    GST tax refundable                                   905              5,203
                                             ---------------    ---------------
      Total current assets                            96,921             10,968
                                             ---------------    ---------------

  Property and equipment, net of accumulated
    depreciation of $65,575 and $40,838               50,784             38,530
                                             ---------------    ---------------
      Total assets                                 $ 147,705           $ 49,498
                                             ===============    ===============


LIABILITIES
  Current liabilities:
    Accounts payable and accrued expenses            $ 9,164            $ 9,898
    Advances from shareholder                              -              5,429
    Unearned revenue                                   5,492              6,714
                                             ---------------    ---------------
      Total current liabilities                       14,656             22,041
                                             ---------------    ---------------

STOCKHOLDER'S EQUITY
  Preferred stock, no par value, unlimited shares
    authorized, no shares issued and outstanding           -                  -
  Common stock, no par value, unlimited shares
    authorized, 5,717,563 and 5,592,563 shares
    issued and outstanding                           354,405            318,714
  Retained earnings (deficit)                       (220,526)          (277,580)
  Accumulated other comprehensive income                (830)           (13,677)
                                             ---------------    ---------------
      Total stockholder's equity                     133,049             27,457
                                             ---------------    ---------------
      Total liabilities and stockholder's equity   $ 147,705           $ 49,498
                                             ===============    ===============


                                      F-3

The accompanying notes are an integral part of these statements

                                                            UNITECH ENERGY CORP.
                                 Statements of Income (Loss) For The Years Ended
                                                       October 31, 2003 and 2002
--------------------------------------------------------------------------------

                                                  (Stated in U.S. Dollars)
                                                   Years Ended October 31,
                                             ----------------------------------
                                                    2003               2002
                                             ---------------    ---------------

Revenues from sales and services                  $   71,022         $   11,472

General and administrative expenses                  202,425            161,254
                                             ---------------    ---------------
    Operating income (loss)                         (131,403)          (149,782)
                                             ---------------    ---------------
Other income (expense):
  Proceeds from settlement of lawsuit,
    net of related expenses                          188,054                  -
  Interest income                                        403              4,031
                                             ---------------    ---------------
    Total other income                               188,457              4,031
                                             ---------------    ---------------
    Income before taxes on income                     57,054           (145,751)

Provision (credit) for taxes on income:                    -                  -
                                             ---------------    ---------------
    Net (loss)                                    $   57,054        $  (145,751)
                                             ===============    ===============


Basic earnings (loss) per common share             $    0.01          $   (0.03)
                                             ===============    ===============

Weighted average number of shares outstanding      5,647,700          5,516,682
                                             ===============    ===============

                                      F-3

The accompanying notes are an integral part of these statements

                                                            UNITECH ENERGY CORP.
                          Statements of Stockholders' Equity For The Years Ended
                                                       October 31, 2003 and 2002
------------------------------------------------------------------------------------------------------------------------------

                                                          (Stated in U.S. Dollars)
                                                                                                            Accumulated
                                                                                       Retained         Other
                                  Preferred Stock               Common Stock           Earnings            Comprehensive
                                Shares       Amount         Shares        Amount       (Deficit)       Income         Total
                               ---------    ---------    ------------   -----------   -----------    -----------   -----------
 Balances, October 31, 2001            -         $ -       5,326,250     $ 287,334     $(131,829)      $(14,613)     $140,892
 Shares issued for cash                -           -         266,313        31,380                                     31,380
 Net income (loss)                                                                      (145,751)                    (145,751)
 Net other comprehensive
   income (loss) - Foreign
   currency translation                                                                                     936           936
                               ---------    ---------    ------------   -----------   -----------    -----------   -----------
 Balances, October 31, 2002           -          $ -       5,592,563     $ 318,714     $(277,580)      $(13,677)     $ 27,457

 Shares issued for services           -            -         125,000        35,691                                     35,691
 Net income (loss)                                                                        57,054                       57,054
 Net other comprehensive
   income (loss) - Foreign
   currency translation                                                                                  12,847        12,847
                               ---------    ---------    ------------   -----------   -----------    -----------   -----------
 Balances, October 31, 2003           -          $ -       5,717,563     $ 354,405     $(220,526)        $ (830)     $133,049
                               =========    =========    ============   ===========   ===========    ===========   ===========

                                      F-5

The accompanying notes are an integral part of these statements


                                                            UNITECH ENERGY CORP.
                                    Statements of Cash Flows For The Years Ended
                                                       October 31, 2003 and 2002
-----------------------------------------------------------------------------------------------------------------

                                                               (Stated in U.S. Dollars)
                                                                Years Ended October 31,
                                                      ----------------------------------------
                                                               2003                  2002
                                                      ------------------    ------------------
 Cash flows from operating activities:
   Net income (loss)                                            $ 57,054            $ (145,751)

   Adjustments to reconcile net income to cash
   provided (used) by operating activities:
     Depreciation                                                 15,521                17,657
     Expenses paid by issuance of stock                           35,691                     -
   Changes in current assets and liabilities:
     Accounts receivable, trade                                    1,275                18,870
     Corporate income tax refundable                                (746)                4,302
     GST tax refundable                                            4,298                (5,203)
     Accounts payable and accrued expenses                          (734)                7,361
     Unearned revenue                                             (1,222)                6,714
                                                      ------------------    ------------------
       Net cash flows from operating activities                  111,137               (96,050)
                                                      ------------------    ------------------

 Cash flows from investing activities:
   Acquisition of equipment                                      (27,775)               (7,794)
                                                      ------------------    ------------------
       Net cash flows from investing activities                  (27,775)               (7,794)
                                                      ------------------    ------------------

 Cash flows from financing activities:
   Increase (decrease) in advances from shareholder               (5,429)                5,429
   Proceeds from sale of common stock                             35,691                31,381
   Less, Shares issued for operating expenses                    (35,691)                    -
                                                      ------------------    ------------------
       Net cash flows from financing activities                   (5,429)               36,810
                                                      ------------------    ------------------

 Effect of foreign exchange translation rate changes              12,847                   936
                                                      ------------------    ------------------
       Net cash flows                                             90,780               (66,098)

 Cash and equivalents, beginning of period                           572                66,670
                                                      ------------------    ------------------
 Cash and equivalents, end of period                            $ 91,352                 $ 572
m                                                     ==================    ==================

 Supplemental cash flow disclosures:
   Cash paid for interest                                 $            -        $            -
   Cash paid for income taxes                                          -                     -

                                     F-6

The accompanying notes are an integral part of these statements

                                                            UNITECH ENERGY CORP.
                                                   Notes to Financial Statements
                                                       October 31, 2003 and 2002
--------------------------------------------------------------------------------


Note 1 - Organization and summary of significant accounting policies: Following is a summary of our organization and significant accounting policies:

     Organization and nature of business - Unitech Energy Corp. (identified in these footnotes as "we," or the Company) is a Canadian corporation incorporated in Alberta, Canada on October 22, 1999. We are based in Calgary, Alberta, Canada. We use an October 31 fiscal year for financial reporting purposes.

     We are engaged in the exploitation of oil and gas in Canada. We own a large digital well log database, as well as a proprietary database management and analysis system. The combined system is known as LeadScan. We have begun to establish exploitation joint ventures in Canada by trading access to LeadScan for preferential participation rights and/or fees. In the future, we will use LeadScan for our own account in Canada; outside of Canada, we plan to commercialize the database management and analysis system (without the database) through a separate subsidiary, yet to be formed. To date, all of our operations have been in Canada.

     Basis of presentation - The accounting and reporting policies of the Company conform to U.S. generally accepted accounting principles.

     Foreign currency translation - Virtually all of our operations are conducted in Canada and are transacted in Canadian dollars. We keep our financial records in Canadian dollars. The accompanying financial statements have been translated into U.S. dollars using year end foreign exchange rates for assets and liabilities, average foreign exchange rates for income and expenses, and rates for common stock issuances that were in effect on the dates of the transactions. Changes from year to year resulting from differences in exchange rates are reflected in other comprehensive income.

     Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Cash and cash equivalents - For purposes of the statement of cash flows, we consider all cash in banks, cash funds held in trust, money market funds, and certificates of deposit with a maturity of less than three months to be cash equivalents.

     Accounts receivable - Accounts receivable are evaluated by management for collectibility at least annually, and an allowance for doubtful accounts based on prior history and current evaluation of the collectibility of outstanding accounts is provided, if necessary.

     Fair value of financial instruments and derivative financial instruments - We have adopted Statement of Financial Accounting Standards number 119, Disclosure About Derivative Financial Instruments and Fair Value of Financial Instruments. The carrying amounts of cash, receivables, and current liabilities approximate fair value because of the short maturity of these items. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment, and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect these estimates. We not hold or issue financial instruments for trading purposes, nor do we utilize derivative instruments in the management of our foreign exchange, commodity price or interest rate market risks.

     Accounting for long-lived assets - We account for long-lived assets under FASB Statement Number 144, Accounting for the Impairment or Disposal of Long-lived Assets. Impairment is recognized when the fair value of a long-lived asset exceeds its carrying value. At the end of the current year, no impairment of long-lived assets had occurred, in management's opinion.

     Depreciation - Office and computer equipment are stated at cost less accumulated depreciation computed principally accelerated methods over the estimated useful lives of the assets. Estimated lives of depreciable assets range from two to five years.

     Revenue Recognition - Substantially all revenues are recognized when services have been rendered or title to goods has been transferred. Revenue from licensing of software is recognized ratably over the term of the license.

     Advertising  costs - We expense the  production  costs of  advertising  the first time the advertising takes place. We have not engaged in direct-response advertising through October 31, 2003. There was no prepaid advertising reported as assets at October 31, 2003 or 2002. No advertising expense was incurred for the two years ended October 31, 2003.

     Research and development costs - Research costs are expensed in the year incurred. Development costs are expensed unless we believe a development project meets generally accepted criteria for deferral and amortization. Non-refundable reimbursements of eligible costs pursuant to Canadian government assistance programs are recorded as a reduction of research and development costs when the related costs are incurred. All costs of developing the LeadScan system were expensed as incurred.

     Federal income taxes - Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with Statement of Financial Accounting Standards number 109 Accounting for Income Taxes, which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax loss and credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Deferred taxes are provided for the estimated future tax effects attributable to temporary differences and carryforwards when realization is more likely than not.

     Investment tax credits - The benefits of investment tax credits for scientific research and development expenditures are recognized in the year the qualifying expenditure is made, provided there is reasonable assurance of recoverability. The investment tax credit receivable balance is subject to review and audit by the Canada Customs and Revenue Agency. Although we have used our best judgment and understanding of the related income tax legislation in determining the amount of the balance, it is possible that the amounts could increase or decrease by a material amount if audited by the Canada Customs and Revenue Agency.

     Net  income  per share of common  stock - We have  adopted  FASB  Statement
     Number 128, Earnings per Share, which requires presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. In the accompanying financial statements, basic earnings per share of common stock is computed by dividing net income by the weighted average number of shares of common stock outstanding during the period. During the periods presented, we did not have a complex capital structure requiring the computation of diluted earnings per share.

Note 2 - Concentration of credit risks:
At October 31, 2003, substantially all of our receivables were due from the Canadian government for taxes refundable. From time to time, the amounts on deposit in banks exceed maximum insured balances. Substantially all our regular trade customers are in the oil and gas business in Canada.

Note 3 - Property and equipment:
Property and equipment consists of:

                                                  October 31,       October 31,
                                                       2003              2002
Computer hardware and software                       $115,380           $78,546
Office equipment                                          401               337
Leasehold improvements                                    578               485
                                          ------------------- -----------------
                                                      116,359            79,368
Less, Accumulated depreciation                        (65,575)          (40,838)
                                          ------------------- -----------------
  Net property and equipment                          $50,784           $38,530
                                          =================== =================

Depreciation expense was $15,521 (2003) and $17,657 (2002).

Note 4 - Corporate income tax:
We follow Statement of Financial Accounting Standards Number 109 (SFAS 109), Accounting for Income Taxes. Deferred income taxes reflect the net effect of (a) temporary difference between carrying amounts of assets and liabilities for financial purposes and the amounts used for income tax reporting purposes, and
(b) net operating loss carryforwards. No net provision (credit) for Canadian corporate income tax has been made in the accompanying statements of income
(loss) due to net operating loss carryforwards or because no recoverable taxes for prior periods were paid. Similarly, no deferred tax asset attributable to the net operating loss carryforward has been recognized, as it is not deemed likely to be realized.

The provision (credit) for corporate income tax consists of the following:

                                                                 October 31,       October 31,
                                                                     2003              2002
                                                         ------------------- -----------------
Canadian income tax provision (credit) attributable to:
  Current operations                                                 $21,700          $(55,400)
  Nondeductible expenses                                                 300               700
  Timing differences                                                     400               500
  Absence of prior years' refundable amounts                               -            54,200
  Operating loss carryover, change in deferred tax asset             (22,400)                -
                                                         ------------------- -----------------
    Net refundable amount                                                  -                -
                                                         =================== =================

The cumulative tax effect of significant items comprising the net deferred tax amount, at the expected rate of 38%, are as follows:

                                                  October 31,       October 31,
                                                     2003              2002
                                           ------------------ -----------------
Deferred tax asset attributable to:
  Net operating loss carryover                        $84,400         $106,800
  Investment tax credit carryover                       5,200            5,200
  Less, Valuation allowance                           (89,600)        (112,000)
                                           ------------------ -----------------
    Net deferred tax asset                                  -               -
                                           ================== =================


At October 31, 2003, we had an unused net operating loss carryover approximating $222,000 which may be used to offset future taxable income and which expires beginning in 2008. At October 31, 2003, we also had an unused investment tax credit carryover approximating $5,200, which expires in 2010.

Note 5 - Leases:
We occupy office space under a month-to-month sublease, requiring monthly rentals of approximately $1,500. Rent expense was $13,733 (2003) and $7,185
(2002).

Note 6 - Related party transactions:
Our president has performed services for the Company from time to time for which he charges a fee, rather than, or in addition to, a salary. Fees paid approximated $11,800 (2003) and $18,600 (2002).

From time to time, our president and principal shareholder makes unsecured loans to us on a short term basis for working capital, without interest. There were no balances owing at October 31, 2003.

Note 7 - Lawsuit settlement:
In April, 2003, we settled litigation that we had filed against a company from whom we license software used in our business. Under the terms of the settlement, we received approximately $358,000 U.S. ($515,000 Cdn). In addition, we received the right to use their software without cost for a forty-three month period beginning May 1, 2003. The right to use the software is valued at approximately $29,900 ($43,000 Cdn).

In connection with the settlement, we paid contingent attorney's fees and other costs of approximately $170,000. We also agreed to pay our attorney an additional contingency fee approximating $1,445 per quarter ($2,076 Cdn) throughout the forty-three month period the software is to be used, payable only if the software usage agreement is honored.

Note 8 - Subsequent events:
On January 31, 2004, and effective on February 10, 2004, we entered into a stock exchange agreement with Unitech Energy Corporation, a Nevada corporation, formerly known as Power Professional, Inc. Under the agreement, Unitech (Nevada) acquired all of our outstanding common stock for cash of Canadian $500,000 (which approximates U.S. $376,000) and 16,270,000 of Unitech Nevada's restricted common stock. After the transaction, our shareholders owned a majority of Unitech Nevada's shares. Therefore, we are considered the acquiring company for accounting purposes, and the transaction will be accounted for as a "reverse merger." In the future, financial statements will be presented on a consolidated basis, and our historical results of operations and cash flows will be presented. Our asset carrying values will carry over, similar to a pooling of interests, and no goodwill will be reflected.

Note 9 - New accounting pronouncements:
The following recent accounting pronouncements:

o    FASB Statements
     o Number 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections
     o Number 146, Accounting for Costs Associated with Exit or Disposal Activities,
     o Number 147, Acquisitions of Certain Financial Institutions - an amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9,
     o Number 148, Accounting for Stock-Based Compensation - Transition and Disclosure - an amendment of FASB Statement No. 123,
     o Number 149, Amendment of Statement 133 on Derivative Investments and Hedging Activities,
     o Number 150, Financial Instruments with Characteristics of Both Liabilities and Equity,

o and FASB Interpretations
     o Number 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others - and Interpretation of FASB Statements No. 5, 57, and 107 and rescission of FASB Interpretation No. 34
     o Number 46, Consolidation of Variable Interest Entities - an Interpretation of ARB No. 51

are  not  currently  expected  to  have  a  material  effect  on  our  financial
Statements.

                              UNITECH ENERGY CORP.
                Index to Pro Forma Combined Condensed Financials
                                December 31, 2003
                                  (Unaudited)

--------------------------------------------------------------------------------

Pro Forma Combined Condensed Balance Sheet
     December 31, 2003 .................................................... F-2

Pro Forma Combined Condensed Statements of Income (Loss)
     For The Years Ended October 31, 2003 and December 31, 2003 ........... F-3

Notes to ProForma Combined Condensed Financial Statements
     December 31, 2003 .................................................... F-4

                                                      UNITECH ENERGY CORPORATION
                                      Pro Forma Combined Condensed Balance Sheet
                                                   December 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                 Unitech Energy  Unitech Energy
                                                   Corporation        Corp.
                                                    (Nevada)        (Canada)
                                                   December 31,      October 31,         Pro Forma       Pro Forma
                                                      2003             2003              Adjustments     Combined
                                                -------------      -------------      ------------------------------
ASSETS
  Current assets:
    Cash and equivalents                          $         -       $     91,352   A    $   425,000        $ 516,352
    Accounts receivable, trade                                                 -                                   -
    Corporate income tax refundable                                        4,664                               4,664
    GST tax refundable                                                       905                                 905
    Investment in subsidiary                                                   -   B              -                -
                                                -------------      -------------                       -------------
      Total current assets                                  -             96,921                             521,921
                                                -------------      -------------                       -------------


  Property and equipment, net                                             50,784                              50,784
                                                -------------      -------------      -------------    -------------
      Total assets                                $         -        $   147,705          $ 425,000        $ 572,705
                                                =============      =============      =============    =============


LIABILITIES
  Current liabilities:
    Accounts payable and accrued expenses         $         -         $    9,164                             $ 9,164
    Advances from shareholder                          19,933                  -   C        (19,933)               -
    Unearned revenue                                        -              5,492                               5,492
                                                -------------      -------------                       -------------
      Total current liabilities                        19,933             14,656                              14,656
                                                -------------      -------------                       -------------

STOCKHOLDER'S EQUITY
  Preferred stock
  Common stock                                          1,000            354,405   D       (332,162)          23,243
  Capital in excess of par value                        1,800                      E        754,362          756,162
  Retained earnings (deficit)                         (22,733)          (220,526)  F         22,733         (220,526)
  Accumulated other comprehensive income                                   (830)                                (830)
-------------------------------------------------------------      -------------                       -------------
      Total stockholder's equity                      (19,933)           133,049                             558,049
                                                -------------      -------------                       -------------
      Total liabilities and stockholder's equity   $        -          $ 147,705          $ 425,000        $ 572,705
                                                =============      =============      =============    =============

--------------------------------------------------------------------------------
                                                      UNITECH ENERGY CORPORATION
                        Pro Forma Combined Condensed Statements of Income (Loss) For The Years Ended October 31, 2003 and December 31, 2003 (Unaudited)
--------------------------------------------------------------------------------


                                                 Unitech Energy  Unitech Energy
                                                  Corporation         Corp.
                                                    (Nevada)        (Canada)
                                                   December 31,     October 31,            Pro Forma       Pro Forma
                                                      2003             2003                Adjustments      Combined
Revenues from sales and services                         $ -           $ 71,022                              $ 71,022
                                                                                                                    -
General and administrative expenses                    4,358            202,425                               206,783
                                                -------------      -------------                         -------------
    Operating income (loss)                           (4,358)          (131,403)                             (135,761)
                                                -------------      -------------                         -------------
                                                                                                                    -
Other income (expense):                                                                                             -
  Proceeds from settlement of lawsuit,                                                                              -
    net of related expenses                                -            188,054                               188,054
  Interest income                                          -                403                              403.0000
                                                -------------      -------------                         -------------
    Total other income                                     -            188,457                               188,457
                                                -------------      -------------                         -------------
    Income before taxes on income                     (4,358)            57,054                                52,696
                                                                                                                    -
Provision (credit) for taxes on income:                    -                  -                                     -
                                                -------------      -------------                         -------------
    Net (loss)                                      $ (4,358)          $ 57,054                              $ 52,696
                                                =============      =============                         =============


Basic earnings (loss) per common share                                                                         $ 0.01
                                                                                                         =============

Weighted average number of shares outstanding                                                               5,647,700
                                                                                                         =============

                                      F-3

                                                      UNITECH ENERGY CORPORATION
                       Notes to ProForma Combined Condensed Financial Statements
                                                   December 31, 2003 (Unaudited)
--------------------------------------------------------------------------------




A.  Adjustments to cash reflect the following:

Sale of 850,000 shares of restricted common stock for cash     $        425,000
                                                               =================



B.  Adjustments to Investment in subsidiary reflect the following:

Acquisition of subsidiary by issuance of 5,142,857 shares      $        133,049
Elimination of investment in consolidation                             (133,049)
                                                               -----------------
                                                               $               -
                                                               =================



C.  Adjustments to Advance from shareholder reflect the following:

Forgiveness of balance in connection with share exchange
  Agreement                                                            ($19,933)
                                                               =================



D.  Adjustments to Common stock reflect the following:

Return of 425,000 shares to the Company in connection with
  share exchange agreement                                                ($425)
Effect of 30 for 1 forward split                                         16,675
Private placement of 850,000 shares for $425,000 in cash                    850
Acquisition of Unitech (Canada) for 5,142,857 shares                      5,143
Elimination of common stock account of Unitech (Canada)                (354,405)
                                                               -----------------
                                                                      ($332,162)
                                                               =================



E.  Adjustments to Capital in excess of par value reflect the following:

Return of 425,000 shares to the Company in connection with
  share exchange agreement                                                 $425
Effect of 30 for 1 forward split                                        (16,675)
Private placement of 850,000 shares for $425,000 in cash                424,150
Acquisition of Unitech (Canada) for 5,142,857 shares                    127,906
Forgiveness of balance in connection with share exchange
  Agreement                                                              19,933
Elimination entry, elimination of subsidiary                            198,623
                                                               -----------------
                                                                $       754,362
                                                               =================


F.  Adjustments to Retained earnings reflect the following:

Elimination of retained earnings of Unitech (Nevada)            $        22,733
                                                               =================

                             UNITECH ENERGY CORP.
                     Index to Interim Financial Information
                                January 31, 2004
                                   (Unaudited)
--------------------------------------------------------------------------------

Balance Sheet -
     January 31, 2004 .................................................... F-3

Statements of Income (Loss):
     For the quarter ended January 31, 2004 .............................. F-4

Statements of Stockholders' Equity:
     For the quarter ended January 31, 2004 .............................. F-5

Statements of Cash Flows:
     For the quarter ended January 31, 2004 .............................. F-6

Notes to Interim Financial Information:
     January 31, 2004 .................................................... F-7

                                                            UNITECH ENERGY CORP.
                                                                  Balance Sheets
                                                                January 31, 2004
                                                                     (Unaudited)

--------------------------------------------------------------------------------

                                                       (Stated in U.S. Dollars)
                                                                 January 31,
                                                                     2004
                                                            ---------------
ASSETS
  Current assets:
    Cash and equivalents                                           $ 55,226
    Accounts receivable, trade                                          322
    Corporate income tax refundable                                   4,613
    Other receivables                                                   651
                                                            ---------------
      Total current assets                                           60,812
                                                            ---------------

  Property and equipment, net of accumulated
    depreciation of $68,711                                          48,537
                                                            ---------------
      Total assets                                                $ 109,349
                                                            ===============


LIABILITIES
  Current liabilities:
    Accounts payable and accrued expenses                             $ 420
    Advances from shareholder                                             -
    Unearned revenue                                                  5,433
                                                            ---------------
      Total current liabilities                                       5,853
                                                            ---------------

STOCKHOLDER'S EQUITY
  Preferred stock, no par value, unlimited shares authorized,
    no shares issued and outstanding                                      -
  Common stock, no par value, unlimited shares authorized,
     5,717,563 shares issued and outstanding                        354,405
  Retained earnings (deficit)                                      (249,142)
  Accumulated other comprehensive income                             (1,767)
                                                            ---------------
      Total stockholder's equity                                    103,496
                                                            ---------------
      Total liabilities and stockholder's equity                  $ 109,349
                                                            ===============

The accompanying notes are an integral part of these statements

                                                            UNITECH ENERGY CORP.
                               Statements of Income (Loss) For The Quarter Ended
                                                                January 31, 2004
                                                                     (Unaudited)
--------------------------------------------------------------------------------

                                                        (Stated in U.S. Dollars)
                                                       Quarter Ended January 31,
                                                       -------------------------
                                                                   2004
                                                            ---------------

Revenues from sales and services                                   $ 21,126

General and administrative expenses                                  50,366
                                                            ---------------
    Operating income (loss)                                         (29,240)
                                                            ---------------

Other income (expense):
  Proceeds from settlement of lawsuit,
    net of related expenses                                               -
  Interest income                                                       624
                                                            ---------------
    Total other income                                                  624
                                                            ---------------
    Income before taxes on income                                   (28,616)

Provision (credit) for taxes on income:                                   -
                                                            ---------------
    Net (loss)                                                    $ (28,616)
                                                            ===============


Basic earnings (loss) per common share                              $ (0.01)
                                                            ===============

Weighted average number of shares outstanding                     5,717,563
                                                            ===============

The accompanying notes are an integral part of these statements

                                                            UNITECH ENERGY CORP.
                        Statements of Stockholders' Equity For The Quarter Ended
                                                                January 31, 2004
                                                                     (Unaudited)
--------------------------------------------------------------------------------

                                                          (Stated in U.S. Dollars)
                                                                                                     Accumulated
                                                                                       Retained         Other
                                  Preferred Stock               Common Stock           Earnings    Comprehensive
                                Shares       Amount         Shares        Amount       (Deficit)       Income         Total
                               ---------    ---------    ------------   -----------   -----------    -----------   -----------
 Balances, October 31, 2003           -          $ -       5,717,563     $ 354,405     $(220,526)        $ (830)     $133,049
 Net income (loss)                                                                       (28,616)                     (28,616)
 Net other comprehensive
   income (loss) - Foreign
   currency translation                                                                                    (937)         (937)
                               ---------    ---------    ------------   -----------   -----------    -----------   -----------
 Balances, October 31, 2003           -          $ -       5,717,563     $ 354,405     $(249,142)      $ (1,767)     $103,496
                               =========    =========    ============   ===========   ===========    ===========   ===========

The accompanying notes are an integral part of these statements

                                                            UNITECH ENERGY CORP.
                                  Statements of Cash Flows For The Quarter Ended
                                                                January 31, 2004
                                                                     (Unaudited)
--------------------------------------------------------------------------------

                                                       (Stated in U.S. Dollars)
                                                       Quarter Ended January 31,
                                                      --------------------------
                                                                    2004
                                                            ---------------
 Cash flows from operating activities:
   Net income (loss)                                              $ (28,616)

   Adjustments to reconcile net income to cash
   provided (used) by operating activities:
     Depreciation                                                     3,911
   Changes in current assets and liabilities:
     Accounts receivable, trade                                        (322)
     Corporate income tax refundable                                     51
     Other receivables                                                  254
     Accounts payable and accrued expenses                           (8,744)
     Unearned revenue                                                   (59)
                                                            ---------------
       Net cash flows from operating activities                     (33,525)
                                                            ---------------

 Cash flows from investing activities:
                                                            ---------------
       Net cash flows from investing activities                      (1,664)
                                                            ---------------

 Cash flows from financing activities                                     -
                                                            ---------------

 Effect of foreign exchange translation rate changes                   (937)
                                                            ---------------
       Net cash flows                                               (36,126)

 Cash and equivalents, beginning of period                           91,352
                                                            ---------------
 Cash and equivalents, end of period                               $ 55,226
                                                            ===============

 Supplemental cash flow disclosures:
   Cash paid for interest                                      $          -
   Cash paid for income taxes                                             -

The accompanying notes are an integral part of these statements

                                                            UNITECH ENERGY CORP.
                                         Notes to Unaudited Financial Statements
                                                                January 31, 2004
--------------------------------------------------------------------------------
                                                                     (Unaudited)


The accompanying unaudited interim financial statements include all adjustments which in the opinion of management are necessary in order to make the accompanying financial statements not misleading, and are of a normal recurring nature. However, the accompanying unaudited financial statements do not include all of the information and footnotes necessary for a complete presentation of financial position, results of operations, cash flows and stockholders' equity in conformity with generally accepted accounting principles. Except as disclosed herein, there has been no material change in the information disclosed in the notes to the financial statements included in Unitech Energy Corp.'s audited financial statements for the period ended October 31, 2003. Operating results for the three months ended January 31, 2004, are not necessarily indicative of the results that can be expected for the year ended October 31, 2004.

Note 1 - Subsequent events:
On January 31, 2004, and effective on February 10, 2004, we entered into a stock exchange agreement with Unitech Energy Corporation, a Nevada corporation, formerly known as Power Professional, Inc. Under the agreement, Unitech (Nevada) acquired all of our outstanding common stock for cash of Canadian $500,000 (which approximates U.S. $376,000) and 16,270,000 of Unitech Nevada's restricted common stock. After the transaction, our shareholders owned a majority of Unitech Nevada's shares. Therefore, we are considered the acquiring company for accounting purposes, and the transaction will be accounted for as a "reverse merger." In the future, financial statements will be presented on a consolidated basis, and our historical results of operations and cash flows will be presented. Our asset carrying values will carry over, similar to a pooling of interests, and no goodwill will be reflected.